UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2024

Apollo Commercial Real Estate Finance, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-34452	27-0467113
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Apollo Global Management, Inc.
9 West 57th Street, 42nd Floor
New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 515-3200

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ARI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (the “Annual Meeting”) of Apollo Commercial Real Estate Finance, Inc. (the “Company”) was held on June 7, 2024, at which 114,101,572 shares of the Company’s common stock were represented in person or by proxy representing approximately 80.8% of the issued and outstanding shares of the Company’s common stock entitled to vote.

At the Annual Meeting, the Company’s stockholders: (i) elected the nine directors named below for a term expiring in 2025; (ii) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; (iii) approved, on an advisory basis, the compensation of the Company’s named executive officers; and (iv) approved the Apollo Commercial Real Estate Finance, Inc. 2024 Equity Incentive Plan. The proposals are described in detail in the Company’s 2024 Proxy Statement. The final results for the votes regarding each proposal are set forth below.

(i) The voting results with respect to the election of each director were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Mark C. Biderman	84,847,424	1,939,000	27,315,147
Pamela G. Carlton	66,855,663	19,930,761	27,315,147
Brenna Haysom	85,390,767	1,395,657	27,315,147
Robert A. Kasdin	76,788,345	9,998,079	27,315,147
Katherine G. Newman	78,529,827	8,256,597	27,315,147
Scott S. Prince	85,073,797	1,712,627	27,315,147
Stuart A. Rothstein	68,989,169	17,797,255	27,315,147
Michael E. Salvati	76,698,669	10,087,755	27,315,147
Carmencita N.M. Whonder	78,114,653	8,671,771	27,315,147

(ii) The voting results with respect to the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
112,985,456	808,059	308,055	—

(iii) The voting results with respect to the approval, on an advisory basis, of the compensation of the Company’s named executive officers were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
81,802,546	4,303,187	680,690	27,315,147

(iv) The voting results with respect to the approval of the Apollo Commercial Real Estate Finance, Inc. 2024 Equity Incentive Plan were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
82,665,041	3,351,887	769,495	27,315,147

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apollo Commercial Real Estate Finance, Inc.

By:	/s/ Stuart A. Rothstein
Name: Stuart A. Rothstein
Title: President and Chief Executive Officer

Date: June 12, 2024